UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by directors of the Company and by directors of major subsidiaries of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Dealings in securities by directors of the Company and by directors of major subsidiaries of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ John Granara
Name: John Granara
Title: Vice President and Chief Financial Officer

Date: June 14, 2022

Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT

(“MiX Telematics”)

DEALINGS IN SECURITIES BY DIRECTORS OF MIX TELEMATICS AND BY DIRECTORS OF MAJOR SUBSIDIARIES OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by directors of MiX Telematics and by directors of major subsidiaries of MiX Telematics, relating to disposal of shares to in part cover the immediate tax obligations from the settlement of the first tranche of retention shares awarded under the MiX Telematics Limited Long-Term Incentive Plan.

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that Stefan Joselowitz’ intention is to sell approximately 80 000 shares in respect of the 200 000 retention shares issued to him (in part to cover the immediate tax obligation arising from the settlement of the retention shares). At the conclusion of this process, Stefan Joselowitz expects to have increased his shareholding in MiX Telematics by 120 000 shares, bringing his total shareholding to approximately 776 886 American Depository Shares (equivalent to 19 422 149 ordinary shares).

Shareholders are accordingly advised that Stefan Joselowitz has sold 2 267 shares as detailed below:

Name of director:	Stefan Joselowitz
Transaction date:	June 13, 2022
Class of securities:	Ordinary shares
Number of securities:	2 267
Price per retention share:	R6.20
Total value of the transaction:	R14 055.40
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that John Granara’s intention is to sell approximately 80 000 shares in respect of the 200 000 retention shares issued to him (in part to cover the immediate tax obligation arising from the settlement of the retention shares). At the conclusion of this process, John Granara expects to have increased his shareholding in MiX Telematics by 120 000 shares, bringing his total shareholding to approximately 4 800 American Depository Shares (equivalent to 120 000 ordinary shares).

Shareholders are accordingly advised that John Granara has sold 2 267 shares as detailed below:

Name of director:	John Granara
Transaction date:	June 13, 2022
Class of securities:	Ordinary shares
Number of securities:	2 267
Price per retention share:	R6.20
Total value of the transaction:	R14 055.40
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that Charles Tasker’s intention is to sell the 200 000 retention shares issued to him. At the conclusion of this process, Charles Tasker’s total shareholding will remain unchanged at 310 775 American Depository Shares (equivalent to 7 769 381 ordinary shares).
Shareholders are accordingly advised that Charles Tasker has sold 5 668 shares as detailed below:

Name of director:	Charles Tasker
Transaction date:	June 13, 2022
Class of securities:	Ordinary shares
Number of securities:	5 668
Price per retention share:	R6.20
Total value of the transaction:	R35 141.60
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that Paul Dell’s intention is to sell approximately 40 000 shares in respect of 100 000 retention shares issued to him (in part to cover the immediate tax obligation arising from the settlement of the retention shares). At the conclusion of this process, Paul Dell expects to have increased his shareholding in MiX Telematics by 60 000 shares, bringing his total shareholding to approximately 2 440 American Depositary Shares (equivalent to 61 000 ordinary shares).

Shareholders are accordingly advised that Paul Dell has sold 1 134 shares as detailed below:

Name of director:	Paul Dell
Name of subsidiary company:	Director of MiX Telematics Investments Proprietary Limited
Transaction date:	June 13, 2022
Class of securities:	Ordinary shares
Number of securities:	1 134
Price per retention share:	R6.20
Total value of the transaction:	R7 030.80
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that Catherine Lewis’ intention is to sell approximately 67 500 shares in respect of 150 000 retention shares issued to her (in part to cover the immediate tax obligation arising from the settlement of the retention shares). At the conclusion of this process, Catherine Lewis expects to have increased her shareholding in MiX Telematics by 82 500 shares, bringing her total shareholding to approximately 2 085 939 ordinary shares.

Shareholders are accordingly advised that Catherine Lewis has sold 1 913 shares as detailed below:

2

Name of director:	Catherine Lewis
Name of subsidiary company:	MiX Telematics International Proprietary Limited
Transaction date:	June 13, 2022
Class of securities:	Ordinary shares
Number of securities:	1 913
Price per retention share:	R6.20
Total value of the transaction:	R11 860.60
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that Gert Pretorius’s intention is to sell the 150 000 retention shares issued to him. At the conclusion of this process, Gert Pretorius’s total shareholding will remain unchanged at at 1 254 403 ordinary shares.

Shareholders are accordingly advised that Gert Pretorius has sold 4 251 shares as detailed below:

Name of director:	Gert Pretorius
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited, MiX Telematics Investments Proprietary Limited and MiX Telematics International Proprietary Limited
Transaction date:	June 13, 2022
Class of securities:	Ordinary shares
Number of securities:	4 251
Price per retention share:	R6.20
Total value of the transaction:	R26 356.20
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

June 14, 2022

JSE sponsor

3